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                                                               EXHIBIT 10.34

                             SIXTH AMENDMENT TO
                     REVOLVING CREDIT AND LOAN AGREEMENT


     This SIXTH AMENDMENT TO REVOLVING CREDIT AND LOAN AGREEMENT ("Sixth Amendment") is dated as of March 28, 1997, and is among MEDAR, INC., a Michigan corporation (the "Company"), and INTEGRAL VISION LTD., a corporation established under the laws of the United Kingdom ("Integral"), as Borrowers, and NBD BANK, a Michigan banking corporation ("NBD"). This Sixth Amendment amends the Revolving Credit and Loan Agreement dated as of August 10, 1995 (as amended, the "Loan Agreement"), as amended by the First Amendment to Revolving Credit and Loan Agreement dated October 12, 1995 (the "First Amendment"), the Second Amendment to Revolving Credit and Loan Agreement dated October 31, 1995 (the "Second Amendment"), the Third Amendment to Revolving Credit and Loan Agreement dated as of March 29, 1996 ("Third Amendment"), the Fourth Amendment to Revolving Credit and Loan Agreement dated as of August 11, 1996 ("Fourth Amendment") and the Fifth Amendment to Revolving Credit and Loan Agreement dated as of February 27, 1997 ("Fifth Amendment"), among the Company, Integral and NBD. The original Loan Agreement and the first four amendment also had as a party a former subsidiary of the Company, Integral Vision-AID, Inc., a Michigan corporation ("AID") (successor by merger to Integral Vision-Aid, Inc., an Ohio corporation, formerly known as Automatic Inspection Devices, Inc.). AID has since been merged into the Company and no longer exists as a separate corporation. The Company and Integral are collectively referred to as the "Borrowers" and individually as a "Borrower". Capitalized terms not otherwise defined in this Sixth Amendment shall have the meanings given to them in the Loan Agreement.

     WHEREAS, the Borrowers have requested that NBD extend the maturity of the Bridge Loan and Maxco, Inc. has agreed to such extension.

     WHEREAS, NBD has agreed that to extend the maturity on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

        1. Extended Bridge Loan.   Sections 2.7 of the Loan Agreement is hereby
amended such that the Bridge Loan will be due and payable on the date set forth in the current Bridge Loan Note.

        2. Conditions. Notwithstanding any other term of this Sixth Amendment or the Loan Agreement, NBD will not be required to give effect to this Sixth Amendment unless the following conditions have been met:

             a. NBD shall have received a fully executed copy of this Sixth Amendment and an Amended and Restated Bridge Loan Note, in form and substance satisfactory to NBD.

             b. NBD shall have received a reaffirmation of their respective guaranties from Maxco, Inc. and Medar Canada Ltd., including a consent to the terms of this Sixth Amendment.

             c. All of the terms and conditions in Section 3.7 of the Loan Agreement continue to be met.

        3. Reaffirmation of Loan Agreement; Conflicts. The parties hereto acknowledge and agree that the terms and provisions of this Sixth Amendment, amend, add to and constitute a part of the Loan Agreement. Except as expressly modified and amended by the terms of this Sixth Amendment, all of the other terms and conditions of the Loan Agreement and all of the documents executed in connection therewith or referred to or incorporated therein, remain in full force and effect and are hereby ratified, confirmed and approved. If there is an express conflict between the terms of this Sixth Amendment and the terms of the Loan Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Sixth Amendment shall govern and control. Any reference in any other


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document or agreement to the Loan Agreement shall hereafter refer to the
Loan Agreement as amended by this Sixth Amendment.

        4. Representations True. The representations and warranties of the Borrowers contained in the Loan Agreement are true on the date hereof and, after giving effect hereto, there does not exist any Default or Event of Default under the Loan Agreement.

        5. Expenses. Borrowers acknowledge and agree that the Borrowers will pay all attorneys' fees and out-of-pocket costs of NBD in connection with or with respect to this Sixth Amendment and the conditions set forth herein.

     IN WITNESS WHEREOF, the Borrowers and NBD have executed the foregoing document by their duly authorized officers as of the day and year first written above.

                                                 NBD BANK

                                                 By:____________________________
                                                 Richard P. Haslinger
                                                 Its:  Senior Vice President

                                                 and

                                                 By:____________________________
                                                 Glenn Ansiel
                                                 Its:  Assistant Vice President

(signatures continue on next page)





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                                                MEDAR, INC.

                                                By:____________________________
                                                   Charles Drake
                                                   Its:  President


                                                INTEGRAL VISION LTD.

                                                By:____________________________
                                                   Richard Current
                                                   Its:  Company Secretary